HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-151805  HV-6776 - Premier Innovations(SM)

Supplement dated March 20, 2017 to your Prospectus

1.                                    FUND NAME CHANGE

Ivy Global Natural Resources Fund – Class Y

Effective April 3, 2017, the following name change will be made to your Prospectus:

Current Name	New Name

Ivy Global Natural Resources Fund - Class Y	Ivy Natural Resources Fund - Class Y

As a result of the change, all references to the Current Name in your Prospectus are deleted and replaced with the New Name.

2.                                    SHARE CLASS CHANGE

Effective after close of business on March 24, 2017, Class T shares of the following Funds will be renamed Class M.

Fidelity Advisor® Leveraged Company Stock Fund

Fidelity Advisor® Real Estate Fund

Fidelity Advisor® Stock Selector All Cap Fund

As a result of the changes, all references to Class T shares for the above referenced Funds in your Prospectus are deleted and replaced with Class M shares.

3.                                    SHARE CLASS CONVERSION

BMO Mid-Cap Value Fund – Class Y

On February 8, 2017, the Board of Directors (the “Board”) of BMO Funds, Inc. (the “Corporation”) approved the re-designation and conversion of Class Y shares of the Fund into Class A shares of the same Fund (the “Conversion”) pursuant to a plan of re-designation and conversion (the “Plan”), subject to shareholder approval. The Board also approved one or more amendments to the Corporation’s Articles of Incorporation, as amended (the “Articles of Incorporation”), to terminate Class Y shares of the Fund.

Class Y shareholders of the Fund will be asked to approve the Conversion, as well as one or more amendments to the Articles of Incorporation to terminate the Class Y shares of the Fund, at a special meeting of shareholders.

If the Conversion is approved, any outstanding Class Y shares of the Fund on the date of re-designation and conversion will be automatically converted into Class A shares of the Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.